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                                                                      EXHIBIT 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


          As independent public accountants, we hereby consent to the incorporation of our reports dated June 25, 1996, included in and incorporated by reference in Vitalink Pharmacy Services, Inc.'s Form 10-K for the year ended May 31, 1996, into the Company's previously filed Registration Statement File Nos. 33-75310, and 33-98992.


ARTHUR ANDERSEN LLP


Washington, D.C.,
August 28, 1996